Note 8 - Basic and Diluted Net Income Per Share (Tables)	12 Months Ended
Dec. 31, 2023
Notes Tables
Schedule of Earnings Per Share, Basic and Diluted [Table Text Block]
	2023	2022
Net loss attributable to Avalon Holdings Corporation common shareholders	$(1,775)	$(583)

Shares used in computing basic loss per share	3,899	3,899

Loss per share attributable to Avalon Holdings Corporation common shareholders
Basic net loss per share	$(0.46)	$(0.15)